UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2006

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

51 West 52nd Street, New York, New York		10019
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2     Financial Information

Item 2.02    Results of Operations and Financial Condition.

On April 26, 2006, the Registrant announced earnings for the first quarter ended March 31, 2006.  Information regarding the Registrant’s earnings is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9     Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.          The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Information regarding the Registrant’s earnings for the first quarter ended March 31, 2006 announced on April 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Fredric G. Reynolds
	Name:	Fredric G. Reynolds
	Title:	Executive Vice President and Chief Financial Officer

Date:  April 26, 2006

Exhibit Index

Exhibit Number	Description of Exhibit

99	Information regarding the Registrant’s earnings for the first quarter ended March 31, 2006 announced on April 26, 2006.